                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement           [_]  Confidential,  For  Use  of the
                                                Commission  Only  (as permitted
                                                by  Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                                ISECURETRAC CORP.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
5) Total fee paid:
--------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:
     --------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
     --------------------------------------------------------------------------
     3) Filing Party:
     --------------------------------------------------------------------------
     4) Date Filed:
     --------------------------------------------------------------------------

                                ISECURETRAC CORP.
                             5022 SOUTH 114TH STREET
                              OMAHA, NEBRASKA 68137

                                 April __, 2003

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of iSecureTrac Corp., which will be held at Crowne Plaza, Omaha, Nebraska, May 30, 2003, at 2:00 p.m. Your board of directors and management look forward to personally greeting those stockholders able to attend.

         At the meeting, the stockholders will be asked to:

                  o Elect nine (9) directors to serve until the 2004 annual meeting of stockholders;

                  o Approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares;

                  o Ratify the appointment of McGladrey & Pullen, LLP as our independent accountants for 2003; and,

                  o Consider such other matters as may be properly brought before the meeting and at any adjournment(s) or postponement(s) thereof.

         These matters are discussed in greater detail in the accompanying proxy statement.

         Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting. You are requested to sign, date and mail the enclosed proxy promptly.

         A copy of the Annual Report for the year ended December 31, 2002, is enclosed for your information.

         We wish to thank our stockholders for their participation and support.


                                          Sincerely,



                                          Michael May
                                          Chairman and Chief Executive Officer

                                ISECURETRAC CORP.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 30, 2003


To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of iSecureTrac Corp. ("iST") will be held at Crowne Plaza, 655 No. 108th Avenue, Omaha, Nebraska on Friday, May 30, 2003, at 2:00 p.m. Central time, for the following purposes:

                  o Elect nine (9) directors until the 2004 annual meeting of stockholders;

                  o Approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares;

                  o Ratify the appointment of McGladrey & Pullen, LLP as our independent accountants for 2003; and,

                  o Consider such other matters as may be properly brought before the meeting and at any adjournment(s) or postponement(s) thereof.

                  A copy of the Annual Report for the year ended December 31, 2002, is enclosed for your information.

              Only  stockholders  of record as of the close of business on April
         15,   2003,   will  be   entitled  to  vote  at  the  Meeting  and  any
         adjournment(s) or postponement(s) thereof.

              All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                                           BY ORDER OF THE BOARD OF DIRECTORS:





                                          John M. Heida
                                          Secretary
        Omaha, Nebraska
        April __, 2003



                             YOUR VOTE IS IMPORTANT
                    YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                   RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE

                                ISECURETRAC CORP.
                             5022 SOUTH 114TH STREET
                              OMAHA, NEBRASKA 68137


                         ANNUAL MEETING OF STOCKHOLDERS
                              FRIDAY, MAY 30, 2003


                                 PROXY STATEMENT


         Our annual meeting of stockholders will be held on Friday, May 30, 2003, at Crowne Plaza, 655 No. 108th Avenue, Omaha, Nebraska 68154, at 2:00 p.m. This proxy statement contains information about the matters to be considered at the meeting or any adjournment or postponement of the meeting. This proxy statement, the Notice of Annual Meeting of Stockholders and the proxy are first being sent to stockholders on or about April __, 2003.


                      GENERAL INFORMATION ABOUT THE MEETING

WHAT IS BEING CONSIDERED AT THE MEETING?

                           You will be voting to:

                  o Elect nine (9) directors to serve until the 2004 annual meeting of stockholders;

                  o Approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares;

                  o Ratify the appointment of McGladrey & Pullen, LLP as our independent accountants for 2003; and,

                  o Consider such other matters as may be properly brought before the meeting and at any adjournment(s) or postponement(s) thereof.

         We do not expect to ask you to vote on any other matters at the meeting.

         In addition, our management will report on our performance during calendar year 2002.


WHO IS ENTITLED TO VOTE AT THE MEETING?

         You may vote if you owned stock as of the close of business on April 15, 2003 (the "Record Date"). Each share of stock is entitled to one vote.

         As of the Record Date, the Company had issued and outstanding ____ shares of Common Stock.

HOW DO I VOTE?

         You can vote in two ways:

         o        By attending the meeting; or

         o        By completing, signing and returning the enclosed proxy card.



CAN I CHANGE MY MIND AFTER I VOTE?

         Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) voting again at the meeting.


WHAT IF I RETURN MY PROXY CARD BUT DO NOT INCLUDE VOTING INSTRUCTIONS?

         Proxies that are signed and returned but do not include voting instructions will be voted FOR (1) the approval of the proposed amendments to our Certificate of Incorporation and (2) the election of the nominee directors.


WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

         It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Atlas Stock Transfer Company, (801) 266-7151.


WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

         If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

         Your shares may be voted under certain circumstances if they are held in the name of the brokerage firm. Brokerage firms generally have the authority to vote a customer's unvoted shares, which are referred to as "broker non-votes," on certain routine matters, including the election of directors. Shares represented by broker non-votes are counted for purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the election of directors, but will not be counted for the approval of the amendments to our Certificate of Incorporation because these matters are not considered "routine" under the applicable rules.


WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

         The matters described in this proxy statement are the only matters we know will be voted at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.


WHO PAYS FOR THIS PROXY SOLICITATION?

         We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

                                 STOCK OWNERSHIP

         The following table shows the number of shares of common stock beneficially owned (as of December 31, 2002) by:

         Each person who we know beneficially owns more than 5% of the common stock; each director and executive officer; and, the directors and executive officers as a group.




                                                 BENEFICIAL OWNERSHIP(1)(2)
                                                                                             COMMON STOCK
                                                                                             ------------
                                                                               AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                             BENEFICIAL OWNERSHIP       PERCENT OF CLASS
------------------------------------                                             --------------------       ----------------
Dennis Anderson (3)(4)
135 Lois Avenue
Carroll, IA  51401                                                                              2,843,141                 5.56%

Robert Badding (4)(5)(13)
304 Timberline Road
Carroll, IA  51401                                                                              2,504,716                 4.90%

Martin J. Halbur (4)(6)(13)
124 Pleasant Ridge Road
Carroll, IA  51401                                                                              2,720,419                 5.32%

Todd Hansen (13)(17)
20004 Rondo Drive
Gretna, NE  68028                                                                                  45,104                 0.09%

John Heida (11)(13)
804 Shag Bark Court
Belleuve, NE  68005                                                                               106,250                 0.21%

Roger Kanne (4)(7)(13)
1311 Amy Avenue
Carroll, IA  51401                                                                              4,779,907                 9.34%

Macke Partners (8)
2001 Union Street, Suite 320
San Francisco, CA  94123                                                                        1,634,548                 3.20%

Michael May (9)(13)
7622 Fairway Drive
Omaha, NE  68152                                                                                5,100,106                 9.97%

Ronald Muhlbauer (4)(10)(13)
222 Pleasant Ridge
Carroll, IA  51401                                                                              2,047,718                 4.00%

Ravi Nath (13)(14)
651 N. 59th Street
Omaha, NE  68132                                                                                   29,034                 0.06%

D. Rik Smith (13)(15)
4522 S. 163rd Street
Omaha, NE 68135                                                                                    31,587                 0.06%

James E. Stark (12)(13)
5900 The Knolls
Lincoln, NE  68512                                                                              1,000,000                 1.95%

Total Tech LLC (4)
Carroll, IA  51401                                                                              6,707,402                13.11%

Thomas E. Wharton Jr. (13)(16)
5922 S. 166th Street
Omaha, NE  68135                                                                                   44,034                 0.09%

All Directors and Executives (13)(18)
Officers as a Group (11 persons)................................................               18,408,875                34.72%





(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if that person has the right to acquire such shares within 60 days of the Record Date by the exercise of any stock option. Stock options held by a person are deemed to have been exercised for the purpose of computing the percentage of outstanding shares of common stock beneficially owned by such person, but shall not be deemed to have been exchanged or exercised for the purpose of computing the percentage of outstanding shares of common stock beneficially owned by any other person. Additionally, for purposes of this table, a person or entity shall be deemed to be a beneficial owner of shares of common stock if such person or entity has or shares either investment or voting power with respect to such shares.

(2) Each director and executive officer has sole voting and investment power over the shares such individual beneficially owns and all such shares are owned directly unless otherwise indicated.

(3) Includes 1,223,770 shares of Common Stock beneficially owned, 273,670 shares of Common Stock upon conversion of Series A Preferred Stock beneficially owned and 1,345,701 owned indirectly through Total Tech, LLC upon conversion of Series A Preferred Stock.

(4) The members of Total Tech LLC are Dennis Anderson, Robert Badding, Mary Collison, Martin Halbur, Roger Kanne, Ronald Mulhbauer, and Patti Pietig.

(5) Includes 1,428,655 shares of Common Stock beneficially owned, 278,015 shares of Common Stock upon conversion of Series A Preferred Stock beneficially owned and 798,046 owned indirectly through Total Tech, LLC upon conversion of Series A Preferred Stock.

(6) Includes 1,100,284 shares of Common Stock beneficially owned, 274,586 shares of Common Stock upon conversion of Series A Preferred Stock beneficially owned and 1,345,549 owned indirectly through Total Tech, LLC upon conversion of Series A Preferred Stock.

(7) Includes 2,817,069 shares of Common Stock beneficially owned, 617,409 shares of Common Stock upon conversion of Series A Preferred Stock beneficially owned and 1,345,429 owned indirectly through Total Tech, LLC upon conversion of Series A Preferred Stock.

(8) Macke Partners beneficial holders are Ken Macke, Jeffrey Macke, Melissa Macke and Kathleen Macke. Includes 1,360,878 shares of Common Stock beneficially owned, and 273,670 shares of Common Stock beneficially owned upon conversion of Series A Preferred Stock.

(9) Includes 191,107 shares of Common Stock beneficially owned, and 4,909,000 common stock options fully vested.

(10) Includes 941,394 shares of Common Stock beneficially owned, and 1,106,324 owned indirectly through Total Tech, LLC upon conversion of Series A Preferred Stock.

(11)      All 106,250 common stock options fully vested.

(12)      All 1,000,000 common stock options fully vested.

(13) All listed directors and executive officers tally the total group number at the end of the table.

(14) Includes 9,034 shares of Common Stock beneficially owned, and 20,000 common stock options fully vested.

(15) Includes 11,587 shares of Common Stock beneficially owned, and 20,000 common stock options fully vested.

(16) Includes 24,034 shares of Common Stock beneficially owned, and 20,000 common stock options fully vested.

(17)      All 45,104 common stock options fully vested.

(18) Includes 12,288,521 shares of Common Stock beneficially owned, and 6,120,354 common stock options fully vested.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


         If the stockholders approve Proposal No. 1, an entire board of directors, consisting of nine members, will be elected at the Meeting. The directors elected will hold office until their successors are elected and qualify, which should occur at the next annual meeting.


VOTE REQUIRED

         The nine nominees receiving the highest number of votes will be elected. Votes withheld for a nominee will not be counted. You get one vote for each of your shares of common stock. You do not have the right to cumulate your votes.

NOMINATIONS

         At the Meeting, we will nominate the persons named in this proxy statement as directors. Although we don't know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election, and the proxy holders will vote in favor of such substitute nominees.

         Shareholders also can nominate persons to be directors. Nominations may be made at the Meeting in accordance with the parliamentary rules governing the Meeting.


GENERAL INFORMATION ABOUT THE NOMINEES

         ROBERT E. BADDING, age 73, joined our board of directors in October 1997. He is founder and Chairman of the Board of Badding Construction from 1999 to present. Previously, Mr. Badding was Chief Executive Officer of Badding Construction from 1954 to 1999. Badding Construction is a regional commercial and residential construction firm and Mr. Badding has been involved in all levels of the construction management of this multi-state firm.

         MARTIN J. HALBUR, age 51, joined the board of directors in July of 2000. Dr. Halbur has been practicing dentistry in Carroll, Iowa, since 1976. Dr. Halbur performed his undergraduate work at Creighton University in Omaha and graduated from Creighton University Dental School in 1976.

         ROGER J. KANNE, age 62, has been a Board member since October, 1997. Mr. Kanne also served iST as Chief Financial Officer and Secretary from May, 2000 to February, 2001. Mr. Kanne is Chairman, President and CEO of Community Oil Company, a regional distributor of petroleum products, and has served in such capacity since 1972. He also serves as Vice President and Secretary of ET Company, a regional video distributor, and has held such position for the last 17 years.

         MICHAEL P. MAY, age 53 is Chairman of the Board and has been a Board member since January 2001. Mr. May took on the additional title of Chief
Executive Officer in December 2001. Mr. May has spent his career in the development and management of technology-driven growth companies, first in software, and most recently in outsourced CRM services. Since May 1998, Mr. May has been an independent consultant to emerging technology businesses, with a focus on Internet commerce and communications. Previously, Mr. May served as an executive and Director for SITEL Corporation (NYSE:SWW), a leading provider of outsourced Customer Relationship Management for Fortune 500 and Financial Times 100 corporations around the world, including as Chief Executive Officer from January 1997 until his resignation in May 1998, and prior to that, as President. During his tenure, SITEL grew from a US-based organization with less than $50 million in revenue to a global business with over 13,000 employees, serving over 300 clients in 17 countries, with annualized revenue in excess of $600 million. Mr. May was founder of May Teleservices, Inc (MTI)., and served as Chairman from 1985 until the company's merger with SITEL Corporation in 1992. MTI provided outsourced sales and customer service for large US corporations. From 1975 to 1985, Mr. May served as a senior executive, and Director of Applied
Communications, Inc. (NASDAQ: ACIS), the predecessor to Transaction Systems Architects, Inc. (NASDAQ: TSAI), the global leader in providing EFT transaction processing software to financial institutions.

         RONALD W. MUHLBAUER, age 61, former Chairman of the Board and has been a member of the Board of Directors since December of 1996. He is a Certified
Public Accountant and, for the past 28 years, has been a partner with the accounting firm of Olsen, Muhlbauer & Co., L.L.P., in Carroll, Iowa. Mr. Muhlbauer is a graduate of Creighton University in Omaha, Nebraska, with a BS degree in Business Administration.

         RAVI NATH, age 50, joined the iST Board in December, 2001. Dr. Nath is the Jack and Joan McGraw Endowed Chair of the Department of Information Systems and Technology at Creighton University in Omaha. He assumed the Department chair in May of 1998 and became a tenured Professor at Creighton in 1998. From 1980 to 1998, Dr. Nath was a Professor of management information systems at the University of Memphis, receiving a tenure in 1985. Dr. Nath also currently serves as Executive Director of the Joe Ricketts Center in E-Commerce and as a Board member of the Applied Information Management Institute.

         JAMES E. STARK, age 41, joined our Board in December 2001. Mr. Stark also serves as our President and Chief Financial Officer. Mr. Stark rejoined the company as Vice President and Chief Financial Officer in February 2001 and was promoted to President in November 2001. Mr. Stark originally joined iST in September 1999 as Corporate Controller and was promoted to President and Chief Financial Officer in January 2000 and served in that capacity until his resignation in May 2000. Prior to rejoining iST, Mr. Stark served as an independent consultant for start-up and high-tech companies in the Midwest region of the United States. Previously, Mr. Stark was the Director of Investor Relations and Strategic Planning for Transcrypt International, Inc., the market leader in voice encryption technology from May 1998 to August 1999. From March 1997 through April 1998, Mr. Stark served as Director, Sales and Media Analysis for Quantum North America with operational responsibilities for this $100 million division of National Media. Mr. Stark served as Director of Finance for America West Airlines, the nation's 9th largest carrier with over $2.0 billion in revenues from January 1996 through March 1997.

         THOMAS E. WHARTON JR., age 41, joined our Board in December 2001. Mr. Wharton has a 19-year career in financial management, business strategy development, and marketing for international and domestic companies. Mr. Wharton began his career at Bozell & Jacob's Poppe Tyson Advertising division in 1988, where he advanced to CFO & CIO in 1992. While CIO at Poppe Tyson, Mr. Wharton co-founded, managed, and obtained initial financing for Poppe's ad sales network, which has become the industry's top Internet advertising network, DoubleClick, Inc. (NASDAQ DCLK). Mr. Wharton co-founded Poppe Tyson Interactive, and was named President & Chief Operating Officer in 1996. Mr. Wharton's responsibilities included expanding operations into Europe, Asia, and South America, worldwide marketing strategies and global client expansion. He helped develop online strategies for IBM, Dow Chemical, Chase Bank, Priceline, Sony Playstation & Underground, Cadillac, Hong Kong Bank, Nikkei, DoubleClick, and various other startup and global clients. Mr. Wharton is currently a director of WFS Direct Inc.


COMMITTEES OF THE BOARD

         Audit Committee. The Audit Committee, consisting of Ronald Muhlbauer, Thomas Wharton Jr. and D. Rik Smith performs the following functions:


                  Recommends to the Board of  Directors--subject  to stockholder
                  ratification--the   selection   of  our   independent   public
                  accountants;

                  Reviews  the  scope  and   results   of  the  audit  with  our
                  independent accountants;

                  Is responsible for the Company's accounting principles and practices,

                  Is responsible for required communication with the auditors in regards to the auditors independence;

                  Reviews our quarterly and annual operating results with management and with our independent public accountants; and

                  Considers the adequacy and implementation of our internal auditing, accounting and financial procedures.

                  Pre-approves all services provided by independent auditors.

         The Audit Committee met once during 2002 and each member was present.

         Compensation Committee. The Compensation Committee, consisting of Roger Kanne, D. Rik Smith and Dr. Martin Halbur, performs the following functions:


                  Reviews and fixes the compensation arrangements for officers and key employees;

                  Grants stock options and makes restricted stock awards to eligible participants under our 2001 Omnibus Equity Incentive Plan; and

                  Administers our compensation and incentive plans.


         The Compensation Committee met twice during 2002 and each member was present for each meeting.

Compensation Committee Interlocks and Insider Participation

         Deliberations   for  compensation  for  2002  generally   involved  the
Compensation Committee and its recommendations were then made to the full Board of Directors.


MEETINGS OF THE BOARD

         The board of directors had 7 meetings during 2002. Each director, except Mr. Smith, attended 100% of the meetings of the board. Mr. Smith attended 5 meetings of the board.



DIRECTOR COMPENSATION

         We pay each director who is not our employee $1,000 for each meeting of the Board of Directors. This fee may be paid in cash or in shares of the Company's Common Stock having an equivalent market value.



                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE FOR EACH OF THE NOMINEES

                                 PROPOSAL NO. 2

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
           INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The board of directors has unanimously approved and recommends that the stockholders adopt a resolution amending the Certificate to increase the number of shares of Common Stock which the corporation shall have authority to issue from 50,000,000 to 100,000,000 shares. At the Meeting, stockholders will consider and vote on this proposed amendment. The proposed amendment to the Certificate of Incorporation is attached to this Proxy Statement as Exhibit A. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit A.

DESCRIPTION OF PROPOSED AMENDMENT

         This Proposal would amend the Certificate to increase the authorized shares of Common Stock by amending Article 4 to state that the total number of shares of stock which the corporation shall have authority to issue is 101,000,000, consisting of 100,000,000 shares of Common Stock, $.001 par value share (the "Common Stock"), and 1,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"). This represents an increase of 50,000,000 shares in the authorized number of shares of Common Stock and no increase in the authorized number of shares of Preferred Stock.

REASONS FOR PROPOSAL

     Delaware law permits the Company to issue shares of common stock only to the extent that such shares have been authorized for issuance under its Certificate of Incorporation. As of the Record Date, the Company currently has ________ shares of Common Stock outstanding.

     The Company expects to issue up to 17,214,966 shares of Common Stock to Fusion Capital Fund II, LLC ("Fusion") pursuant to a Common Stock Purchase Agreement entered into with Fusion on April 14, 2003 (the "Stock Purchase Agreement"). The Stock Purchase Agreement provides for Fusion to purchase $300,000 of Common Stock per month from us, at market pricing, during a forty month period from the date that such stock has been registered with the Securities and Exchange Commission. The Company can terminate such purchases at any time. The full amount of Fusion's purchase can only be realized by increasing the amount of authorized common stock. Without such an increase, the Company will not be able to reserve enough shares for purchase by Fusion to commence such purchases or to continue such purchases after they have commenced.

     In addition, while the Company has no plans or proposals at this time, the board of directors has determined that it is in the best interest of our stockholders to pursue strategic acquisitions and alliances. To complete any significant strategic acquisitions, the Company must be able to issue shares of Common Stock. The board of directors believes that increasing the number of our authorized shares of Common Stock to 100,000,000 will provide a sufficient number of authorized shares of Common Stock for the foreseeable future.

     The proposed increase in authorized shares will ensure that sufficient shares will be available to (i) issue all 17,214,966 shares of Common Stock to Fusion; (ii) raise additional capital through the sale of equity securities;
(iii) to acquire another company or its assets; (iv) to establish strategic relationships; (v) to provide equity incentives to employees; and, (vi) for such other corporate purposes that our board of directors determines are in the best interests of the Company and its stockholders. If the Company issues such shares, any such issuance may have the effect of diluting the value of shares of Common Stock held by existing stockholders of the Company. Such an issuance may also reduce the amount of any dividends which may be received by existing stockholders of the Company.


VOTE REQUIRED FOR APPROVAL

         The affirmative vote of the holders of at least two-thirds of the shares entitled to vote at the Meeting is required to approve this Proposal No.2. An abstention or failure to vote on this Proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this Proposal at the Meeting. If approved, this Proposal No. 2 will become effective upon the filing of a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware, which is expected to follow shortly after the approval of this Proposal No. 2.

                        THE BOARD OF DIRECTORS RECOMMENDS
  A VOTE "FOR" THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                                 PROPOSAL NO. 3
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         We recommend that you vote for ratification of the appointment of McGladrey & Pullen, LLP.

         We have appointed the accounting firm of McGladrey & Pullen, LLP as our independent accountants to examine the Company's financial statements for the year ending December 31, 2003. A resolution to ratify the appointment will be presented at the Annual Meeting. A majority of the votes must be cast in favor to ratify the appointment. If the stockholders do not ratify the appointment, we will reconsider our selection of McGladrey & Pullen, LLP.

AUDIT FEES

         McGladrey & Pullen, LLP billed the Company an aggregate of $57,000 in fees for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and for review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission (the "SEC") during 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         McGladrey & Pullen, LLP did not perform any professional services for the Company during the year ended December 31, 2002, either directly or indirectly, in connection with the operation, or supervising the operation, of the Company's information system or managing our local area network or designing or implementing a hardware or software system that aggregates source data underlying the Company's financial statements or that generates information that is significant to the Company's financial statements taken as a whole. Accordingly, no fees were paid to McGladrey & Pullen, LLP during 2002 for these types of services.

ALL OTHER FEES

         McGladrey & Pullen, LLP billed the Company an aggregate of $16,770 in fees for professional services rendered in connection with the Company's preparation of a stock registration statement on Form SB-2 filed with the SEC during 2002.



         McGladrey & Pullen, LLP examined the Company's financial statements for 2000, 2001 and 2002. A representative of McGladrey & Pullen, LLP will be at the meeting, will have an opportunity to make a statement if so desired, and will be available to answer any questions.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
                                   ACCOUNTANTS

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         If you want to include a stockholder proposal in the proxy statement for the 2004 Annual Meeting, it must be delivered to the Company's Secretary at the Company's executive offices before November 29, 2003.



EXECUTIVE COMPENSATION

         Summary   Compensation   Table.  The  following  table  summarizes  the
compensation paid during 2002, 2001 and 2000 to our executive officers:

                               ANNUAL COMPENSATION

                                                                                              Long-Term
                                                                         Restricted         Compensation
                                                                           Stock           Awards, Options      All Other
NAME AND PRINCIPAL POSITION             YEAR      SALARY      BONUS      AWARDS (4)              (5)           COMPENSATION
---------------------------             ----      ------      -----      ----------              ---           ------------
Michael P. May (1)                      2002      $ 210,000         -                -              -                     -
Chairman, CEO and Director              2001      $ 170,833         -          $20,832      5,000,000                     -
                                        2000              -         -                -              -                     -


James E. Stark  (2)                     2002      $ 126,000         -                -              -                     -
President, CFO and Director             2001      $ 107,000         -                -      1,000,000                     -
                                        2000       $ 39,559         -                -              -                     -


John M. Heida  (3)                      2002      $ 110,000         -                -        150,000               $27,102
Senior Vice President - Corporate       2001              -         -                -              -               $31,702
Development and General Counsel         2000              -         -                -              -                $3,773




     (1) Michael P. May joined our Company as Chairman effective January 1, 2001. We entered into an employment agreement with Mr. May on January 1, 2001. The agreement continues on an indefinite basis, unless earlier terminated by either party. The agreement provides for a base salary of $200,000 on an annual basis. Mr. May received a prorated salary for the months of January through March 2001. His $200,000 annual base salary was effective April 1, 2001. The agreement calls for the executive and the Board of Directors to agree, on an annual basis, to a bonus plan under which Mr. May can earn certain bonuses up to one hundred percent (100%) of his annual salary. The agreement also grants Mr. May options to purchase in the aggregate 5,000,000 shares of our common stock at an exercise price 85% of the average daily closing price of our common stock for the week prior to when the options were granted. The options are to vest on a monthly basis over a two year period of time which began January 1, 2001. Mr. May received a 10% increase in his base salary effective July 1, 2002.

     (2) James E. Stark resigned from all positions with iST effective May 24, 2000. He served as President, Secretary and Chief Financial Officer from January 11, 2000 until his resignation date. Mr. Stark has since rejoined us as of February 1, 2001 where he served as our Company's Vice President, Chief Financial Officer, Secretary, and Treasurer. Mr. Stark was promoted to President on November 16, 2001. Mr. Stark resigned as Secretary, in favor of Mr. Heida, on January 31, 2002. We entered into an employment agreement with Mr. Stark on February 1, 2001. The agreement continues on an indefinite basis, unless earlier terminated by either party. The agreement provides for a base salary of $120,000 on an annual basis. Mr. Stark received a prorated salary for the months of February and March 2001. His $120,000 annual base salary was effective April 1, 2001. The agreement calls for the executive and the Board of Directors to agree, on an annual basis, to a bonus plan under which Mr. Stark can earn certain bonuses up to fifty percent (50%) of his annual salary. The agreement also grants Mr. Stark options to purchase in the aggregate 1,000,000 shares of our common stock at an exercise price 85% of the average daily closing price of our common stock for the week prior to when the options were granted. The options are to vest on a monthly basis over a two year period of time which began February 1, 2001. Mr. Stark received a 10% increase in his base salary effective July 1, 2002.

     (3) John M. Heida joined our Company as Senior Vice President and General Counsel on January 1, 2002. We entered into an employment agreement with Mr. Heida on January 1, 2002. The agreement continues on an indefinite basis, unless terminated by either party. The agreement provides for a base salary of $110,000 on an annual basis, a bonus plan under which Mr. Heida can earn certain bonuses up to fifty percent (50%) of his annual salary, and options for purchasing 150,000 shares of our common stock at exercise price 85% of the average daily closing price of our common stock for the week prior to when the options were granted. The options are to vest on a monthly basis over a two year period of time which began January 1, 2002. Other compensation shown are consulting fees earned by Mr. Heida in 2000 and 2001, and consulting fees earned in 2001 and paid in 2002. Mr. Heida was elected Secretary for the Corporation on January 31, 2002.

     (4) Represents stock issued in lieu of salary.

     (5) Indicates number of shares of common stock underlying options.


         2001 OMNIBUS EQUITY INCENTIVE PLAN. Our 2001 Omnibus Equity Incentive Plan provides for the granting of stock options and other equity incentives for up to 1,000,000 shares of our Common Stock to our officers, key employees, directors, consultants or advisors who provide services to the Company at an exercise price 85% of the daily closing price of the Company's common stock as of the date when the options are granted. As of January 1 of each year, commencing with the year 2001, the aggregate number of options that may be awarded under the Plan will automatically increase by a number equal to the lesser of 1% of the total number of Common Shares then outstanding or 200,000. As of December 31, 2002, grants for 867,500 shares of Common Stock have been made, 116,250 of which were made to our directors or executive officers, 13,333 options have been exercised, 50,417 options have been forfeited and 382,917 shares of Common Stock remain available for new option grants under this plan.

         OTHER STOCK OPTION GRANTS. The following tables contains information on stock options granted during the year ended December 31, 2002, and about unexercised stock options held at December 31, 2002.

                     OPTION / SAR GRANTS IN LAST FISCAL YEAR


                                                             NUMBER OF                                           PERCENT OF TOTAL
                                                             SECURITIES                                           TOTAL OPTIONS /
                                                             UNDERLYING         EXERCISE OR                        SARS GRANTED
                                                           OPTIONS / SARS        BASE PRICE      EXPIRATION        TO EMPLOYEES
NAME AND PRINCIPAL POSITION                                   GRANTED            PER SHARE          DATE          IN FISCAL YEAR
---------------------------                                   -------            ---------          ----          --------------
Michael P. May                                                   0                   0                      -            0
Chairman, CEO and Director

James E. Stark                                                   0                   0                      -            0
President, CFO and Director

John M. Heida                                                 150,000              $0.78          03/20/06            17.59%
Senior Vice President - Corporate Development
and General Counsel




OPTION VALUE AS OF DECEMBER 31, 2002


                                                                                                    NUMBER OF
                                                                                                 SHARES ACQUIRED
                               NUMBER OF SHARES                       VALUE OF                    UPON EXERCISED
                              UNDERLYING OPTIONS                 UNEXERCISED OPTIONS              OPTIONS DURING      DOLLAR VALUE
                             AT DECEMBER 31, 2002               AT DECEMBER 31, 2002              THE YEAR ENDED     REALIZED UPON
                          EXERCISABLE/UNEXERCISABLE           EXERCISABLE/UNEXERCISABLE         DECEMBER 31, 2002       EXERCISE
                          -------------------------           -------------------------         -----------------       --------
Michael P. May                   4,909,000 / 0                     $1,382,149 / $0                    91,000             $25,621
Chairman

James E. Stark                   1,000,000 / 0                      $308,108 / $0                       0                  0
President

John M. Heida                   68,750 / 81,250                   $53,909 / $63,710                     0                  0
Secretary

LONG-TERM INCENTIVE PLANS. The Company does not maintain a long-term incentive plan or pension plan for its executive officers.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS. The Company has employment contracts with Mssrs. May, Stark, Heida, E. Sempek, Vana and D. Sempek as listed under Executive Compensation above. All such contracts provide for compensation as described and for payment of salary for thirty days in the event of termination of employment. There are no change-in-control arrangements.

COMPENSATION OF DIRECTORS. We pay each director who is not our employee the sum of $1,000 for each meeting of the Board of Directors. This fee may be paid in cash or in shares of the iST's Common Stock having an equivalent fair market value. For attending Board meetings in 2002 our Directors received the following amount of iST Common Stock; Mr. Badding received 9,034 shares, Dr. Halbur received 9,034 shares Mr. Kanne received 9,034 shares, Mr. Muhlbauer received 9,034 shares, Mr. Nath received 9,034 shares, Mr. Smith received 6,587 shares and Mr. Wharton received 9,034 shares. Mr. May and Mr. Stark, as employees, are not paid any extra compensation for services as a director.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Our Compensation Committee of the Board of Directors ("Our Committee") is composed of three directors who are not iST employees. Our Committee establishes iST's overall compensation and employee benefits and the specific compensation of our executive officers. It is our Committee's goal to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers.

         We adopt and administer our executive compensation policies and specific executive compensation programs in accordance with the principal goal of maximizing return on stockholders' equity. Our Committee believes that we can best achieve our performance goal, and the long-term interests of our stockholders generally by attracting and retaining management of high quality, and that such management will require commensurate compensation. Our Committee believes that our executive officer compensation policies are consistent with this policy. Our Committee determines the levels of compensation granted in any such employment agreements, and the levels of compensation granted to other executive officers from time to time based on factors that Our Committee considers appropriate. As indicated below, our overall financial performance is a key factor our Committee considers in setting compensation levels for executive officers.

         Our Committee determines annual compensation levels for executive officers, including the Chairman, and compensation levels which may be implemented from time to time based primarily on its review and analysis of the following factors: (1) the responsibilities of the position, (2) the performance of the individual and his or her general experience and qualifications, (3) our overall financial performance, (4) the officer's total compensation during the previous year, (5) compensation levels that comparable companies in similar industries (wireless communications and information technology) pay, (6) the officer's length of service with us, and (7) the officer's effectiveness in dealing with external and internal audiences. The Committee believes, based on a review of relevant compensation surveys, that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries. Our Company paid no bonuses to our Named Executive Officers for their performance in 2002.

         The principles that guided our Committee in determining our other executive officers' compensation during the 2002 fiscal year also included the motivation of employees to attain the highest level of performance and the ability to attract and retain qualified employees.

Members of the Compensation Committee of the Board of Directors:

Roger Kanne, Chairman
Dr. Martin Halbur
D. Rik Smith
Dated: March 28, 2003
------------------------------------------

                             AUDIT COMMITTEE REPORT

         Our Audit Committee members listed below are all independent for purposes of the National Association of Securities Dealers' listing standards. Our Audit Committee is composed of three non-employee directors. The Audit Committee's primary responsibilities fall into two broad categories:

1). To monitor the  preparation of quarterly and annual  financial  reports by
the  Company's  management,   including  discussions  with  management  and  the
Company's outside auditors about draft financial statements and key accounting and reporting matters;

2). To oversee matters concerning the relationship between iST and its outside auditors, including monitoring their performance and recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to iST; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No.
1).

         The Audit Committee does not operate under a written charter, but did discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61. The Audit Committee received the written discussion and letter required by the Independent Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's independence.

         Our Audit Committee reviewed iST's audited financial statements for fiscal 2002 with our full Board of Directors. Based on these review and discussion, our Committee recommended to the Board of Directors that the company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

Members of the Audit Committee of the Board of Directors:

Ronald Muhlbauer, Chairman
Thomas E. Wharton Jr.
D. Rik Smith
Dated: March 28, 2003

-------------------------------------------------------------------------------

                                PERFORMANCE GRAPH

         The graph below shows the cumulative total returns to Company stockholders during the five years ended December 31, 2002 in comparison to the cumulative returns on The NASDAQ Stock Market Index and the NASDAQ
Telecommunications Index. The points on the graph represent the performance between December, 1997 and December, 2002.



                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG ISECURETRAC CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX
                     AND THE NASDAQ TELECOMMUNICATIONS INDEX


* $100 INVESTED on 12/29/97 in iSecureTrac Corp. common stock or Index-- including reinvestment of dividends. Fiscal year ending December 31.


                            (PERFORMANCE GRAPH IMAGE)

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING REQUIREMENT

         Our directors, executive officers, and holders of more than 10% of the outstanding shares of Common Stock ("10% Holders") must file reports with the Securities and Exchange Commission indicating the number of shares of the Company's common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based on our review of these reports and written representations from the persons required to file them, we believe each of our directors, executive officers and 10% Holders filed all the required reports during 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On April 23, 2001, Dennis Anderson, Robert Badding, Mary Collison, Martin Halbur, Roger Kanne, Macke Partners and Ronald Muhlbauer personally guaranteed the payment of the principal and interest of our first promissory note with Wells Fargo, N.A., in the principal amount of $1,000,000 bearing an interest rate equal to the prime rate as in effect from time to time. The note is due and payable on April 23, 2002. In consideration for their guarantees each individual other than Robert Badding received 731,707 warrants to purchase our Common Stock at $.2460 per share on or prior to April 24, 2004. Robert Badding received 406,504 warrants to purchase our Common Stock at $.2460 per share on or prior to April 24, 2004. This note was renewed in August of 2002 and matures on July 31, 2003. Guarantors on the recently renewed note are Dennis Anderson, Martin Halbur, Macke Partners, and Roger Kanne. Mssrs. Anderson, Badding, Halbur, Kanne and Muhlbauer are current members of our Board of Directors. Mr. Ken Macke, a principal in Macke Partners is an adviser to the Board.

On August 27, 2001, Dennis Anderson, Martin Halbur, Macke Partners, and Roger Kanne personally guaranteed the payment of the principal and interest of our second promissory note with Wells Fargo, N.A., in the principal amount of $1,000,000 bearing an interest rate equal to the prime rate as in effect from time to time. The note was due and payable on August 27, 2002. In consideration for their guarantees each individual received 261,506 warrants to purchase our Common Stock at $.9560 per share on or prior to August 27, 2004. These three individuals and the partnership assumed this $1,000,000 note in November of 2001 and each received Series A Convertible Preferred Stock for their consideration.

From January 01, 2001 through December 31, 2002, among others, Roger Kanne, Dennis Anderson, Robert Badding, Martin Halbur, Macke Partners, James Pietig, and Total Tech, LLC would from time to time loan money to us. When such loans were made, we issued warrants to purchase our common stock based on the amount of money loaned to us with exercise prices and expiration dates that varied depending on the date of the loan. The individuals or entities also received a promissory note evidencing the loan payable one year from the date of the loan with interest accruing at a rate of prime plus 1.25% to 10% per annum. The dates of these transactions with Roger Kanne, Dennis Anderson, Robert Badding, Martin Halbur, Macke Partners, James Pietig, and Total Tech, LLC including the amounts of the loans made to us, the number of warrants granted, the exercise price of the warrants, and the issuance date of the warrants is reflected on the following table. All warrants issued after January 22, 2001 were issued with an expiration date of three years after the date that they were issued.

                                             ISSUE       NUMBER OF           TYPE OF           AMOUNT OF      EXERCISE
LAST NAME                    FIRST NAME       DATE        WARRANTS        CONSIDERATION          LOAN           PRICE
---------                    ----------       ----        --------        -------------          ----           -----
Macke Partners                              01/12/01           119,074     Direct loan             $ 40,000     $0.335925
Kanne                      Roger            01/22/01            13,333     Direct loan             $  5,000     $   0.375
Total Tech LLC                              01/05/01            72,273     Direct loan             $ 23,940     $ 0.33124
Total Tech LLC                              01/16/01            46,478     Direct loan             $ 16,557     $ 0.35624
Total Tech LLC                              01/28/01            22,037     Direct loan             $  7,988     $ 0.36248
Total Tech LLC                              01/28/01            33,602     Direct loan             $ 12,180     $ 0.36248
Total Tech LLC                              02/01/01            47,617     Direct loan             $ 17,260     $ 0.36248
Total Tech LLC                              02/16/01            48,612     Direct loan             $ 16,557     $  0.3406
Total Tech LLC                              02/26/01            29,986     Direct loan             $ 11,900     $ 0.39684
Total Tech LLC                              02/26/01            19,734     Direct loan             $  7,831     $ 0.39684
Total Tech LLC                              04/04/01            48,975     Direct loan             $ 15,000     $ 0.30628
Kanne                      Roger            06/29/01           221,729     Direct loan             $200,000     $   0.902
Kanne                      Roger            07/16/01           101,626     Direct loan             $100,000     $   0.984
Kanne                      Roger            08/10/01            71,023     Direct loan             $ 75,000     $   1.056
Kanne                      Roger            11/02/01            77,963     Direct loan             $ 75,000     $   0.962
Halbur                     Martin           11/02/01            77,963     Direct loan             $ 75,000     $   0.962
Kanne                      Roger            11/20/01            50,100     Direct loan             $ 50,000     $   0.998
Kanne                      Roger            11/30/01           151,899     Direct loan             $150,000     $  0.9875
Kanne                      Roger            01/03/02            77,429     Direct loan             $ 50,000     $ 0.64575
Kanne                      Roger            01/04/02            77,429     Direct loan             $ 50,000     $ 0.64575
Kanne                      Roger            01/07/02            77,851     Direct loan             $ 50,000     $ 0.64225
Macke Partners                              01/11/02           155,703     Direct loan             $100,000     $ 0.64225
Kanne                      Roger            01/16/02            40,492     Direct loan             $ 25,000     $  0.6174
Kanne                      Roger            01/27/02            40,038     Direct loan             $ 25,000     $  0.6244
Macke Partners                              02/04/02           236,518     Direct loan             $150,000     $  0.6342
Kanne                      Roger            02/22/02           401,284     Direct loan             $250,000     $   0.623


On August 30, 2001 Dennis Anderson, Robert Badding, Mary Collison, Martin Halbur, Roger Kanne and Patricia Pietig as Trustee of the James L. Pietig 1992 Revocable Trust U/TA 3-13-92 exercised warrants to purchase a total of 3,383,935 shares of our Common Stock by surrendering promissory notes payable to them in the amount of $847,431 with accrued interest of $133,951.

On October 31, 2001, Macke Partners, advisor to our board of directors, exercised warrants to purchase a total of 1,780,727 shares of our Common Stock by surrendering a Promissory note in the amount of $500,000 together with accrued interest of $46,872.

In an agreement, dated as of November 7, 2001, Total Tech, LLC, Roger Kanne, Dennis Anderson, Martin Halbur, Macke Partners, Robert Badding and James and Patricia Pietig as trustees of the James L. Pietig 1992 Revocable Trust U/TA 3-13-92 (collectively, the "Investors"), acquired 8,609.80 shares of our Series A Convertible Preferred Stock (the "Series A Preferred"). Each share of Series A Preferred is convertible into 1,000 shares of Common Stock, subject to adjustment for stock splits and similar events. See Section 10.3 ("Preferred Stock") for a summary of the designations, rights and preferences of shares of the Series A Preferred and the holders thereof. The Series A Preferred was issued in consideration of the forgiveness of indebtedness owed to certain
Investors in the aggregate of $1,497,915, the assumption of our second $1,000,000 note with Wells Fargo Bank, N.A. by certain investors, the cancellation of 11,071,716 stock purchase warrants held by certain Investors

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(having an aggregate  value of $1,932,887) and the assumption by Total Tech, LLC of $4,178,989 of the Company's indebtedness with financial institutions (which aggregate balance includes the assumption by the individuals and Total Tech, LLC of all of the outstanding principal and interest of our loans with Carroll County Bank of Iowa, our note with Commercial Savings Bank of Iowa, our promissory note with United Bank of Iowa of Carroll Iowa, our promissory note with Templeton Savings Bank of Templeton, Iowa and our obligation to repay the First Star Bank of Iowa, N.A. loan). See Sections 8 ("Principal Stockholders") and 9 ("Selling Stockholders") of this Prospectus. As of December 31, 2001, $1,702,226 of this indebtedness had been assumed by Total Tech, LLC. Subsequent to December 31, 2001, the remaining $2,476,763 of indebtedness had been transferred to Total Tech, LLC.

A Consulting Agreement was made as of March 5, 2002 between iSECUREtrac Corp. and Wharton Consulting, IE: Thomas Wharton Jr. Mr. Wharton received consulting fees in the amount of $21,000 during 2002 for services provided. Mr. Wharton is currently on our board of directors.

On March 20, 2002, Thomas Wharton Jr. purchased 15,000 registered shares through iSECUREtrac Corp.'s Secondary Public Offering. The shares were purchased at $0.80 per share. Mr. Wharton is currently on our board of directors.

On March 25, 2002, Ravi Nath, who is currently a board member, purchased 20,000 registered shares through iSECUREtrac Corp.'s Secondary Public Offering. The shares were purchased at $0.80 per share.

On March 27, 2002, Donald Smith purchased 5,000 registered shares through iSECUREtrac Corp.'s Secondary Public Offering. The shares were purchased at $0.80 per share. Mr. Smith is currently on our board of directors.

On April 19, 2002, Macke Partners exercised 119,074 warrants to purchase a total of 119,074 shares of our Common Stock by surrendering a Promissory note dated January 12, 2001, in the amount of $40,000, and was issued an additional 2,448 shares in lieu of payment of accrued interest of $3,918. Mr. Macke is an advisor to our board of directors.

On  August  20,  2002,  iSECUREtrac  Corp.  issued  469.01  shares  of  Series A
Convertible Preferred Stock as payment in kind dividends to existing Series A Preferred Stockholders for the period of November 30, 2001 through June 30, 2002.

On August 29, 2002, Michael May exercised 11,000 options at an exercise price of $0.281554 per his employee agreement. Mr. May is our CEO and Chairman of the Board. On October 1, 2002, Mr. May exercised 80,000 options at an exercise price of $0.281554 per his employee agreement.

On October 17, 2002, iSECUREtrac Corp. issued our advisor to the board, Macke Partners, 150 Series B Convertible Preferred Shares per our Private Placement Memorandum for his investment of $150,000.

On December 19, 2002, iSECUREtrac Corp. issued 203.86 shares of Series A Convertible Preferred Stock as payment in kind dividends to existing Series A Preferred Stockholders for the period of July 1, 2002 through September 30, 2002.

During 2002, iSECUREtrac Corp. issued 800,000 shares of our common stock to Total Tech, LLC upon conversion of Series A Convertible Preferred Stock.

Except as described herein, the Company is not a party to any transaction or proposed transaction with any person who is (i) a Director or executive officer of the Company, (ii) a nominee for election as a Director, (iii) an owner of more than 5% of the common stock, or (iv) a member of the immediate family of any of the foregoing persons.

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                                  OTHER MATTERS

         At the date of mailing of this proxy statement, we are not aware of any business to be presented at the Meeting other than the proposals discussed above. If other proposals are properly brought before the Meeting, any proxies returned to us will be voted as the proxyholders see fit.

         Concurrent with the mailing of this proxy statement, the Company is furnishing you a copy of its annual report for the year ended December 31, 2002 (which includes the Company's Annual Report on Form 10-K for such year).

                                         By order of the Board of Directors:




                                         John M. Heida
                                         Secretary
April ___, 2003

                                 [FORM OF PROXY]

                                ISECURETRAC CORP.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


            Annual Meeting of Stockholders to be held on May 30, 2003
                        at 2:00 pm Central Daylight Time
                       for Holders as of April 15, 2003.


         The undersigned, having received the Notice of Annual Meeting of Stockholders of iSecureTrac Corp. hereby appoint(s) Michael May and James Stark, and each of them, proxies of the undersigned (with full power of substitution) to attend the above Annual Meeting and all adjournments thereof (the "Annual Meeting") and there to vote all shares of Common Stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, including:

     (1) The Board of Directors recommends a vote FOR the election of Robert Badding, Martin Halbur, Roger Kanne, Michael May, Ronald Muhlbauer, Ravi Nath, James Stark and Thomas Wharton, Jr. as Directors of the Company.

         [ ]      FOR ALL NOMINEES

         [ ]      WITHHOLD ALL NOMINEES

         [ ]      WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):


    (2) To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares.

         [ ]      FOR      [ ]      AGAINST   [ ]      ABSTAIN


    (3) To ratify the appointment of McGladrey & Pullen as the Company's independent auditors for 2003.

         [ ]      FOR      [ ]      AGAINST   [ ]      ABSTAIN


    (4) In their discretion upon the transaction of such other business as may properly come before the Annual Meeting.

         The undersigned hereby revokes all previous proxies for the Annual Meeting, acknowledges receipt of the Notice of Annual Meeting of Stockholders and ratifies all that the said proxies may do by virtue hereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND THE AUTHORITY PROVIDED IN ITEM 3 WILL BE DEEMED GRANTED.

 Dated: ____________, 2003



                     Signature(s)______________________________________________

                 Please sign exactly as your name appears on your stock certificate(s). If signing in any fiduciary or representative capacity, give full title as such.

PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE

                                    EXHIBIT A
   (Deletions to the Certificate are struck; Additions are double-underlined)


                            ARTICLE 4. CAPITAL STOCK

         The total number of shares of stock which the corporation shall have authority to issue is 101,000,000 consisting of 100,000,000 shares of Common Stock, $.001 par value per share (the "Common Stock"), and 1,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock").

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